UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2024

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 962-7738
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Marqeta, Inc. (the “Company” or “Marqeta”) with the Securities and Exchange Commission on November 1, 2024 (the “Original Form 8-K”). The purpose of this Current Report on Form 8-K/A is to provide additional information regarding the Chief Product and Technology Officer Transition and file the exhibits included in Item 9.01. No other changes have been made to the Original Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Randy Kern

On November 1, 2024, Marqeta announced that Randy Kern was no longer the Chief Product and Technology Officer of the Company, effective immediately (the “Initial Transition Date”). On November 8, 2024, Marqeta and Mr. Kern entered into an agreement whereby Mr. Kern will remain employed by the Company and perform transition work as requested following the Initial Transition Date through December 31, 2024. His existing compensation arrangements will remain in place during his remaining period of employment, after which, if the conditions specified in the agreement are met, he is expected to receive the benefits specified in the Marqeta Executive Severance Plan.

The Company does not intend to immediately fill the Chief Product and Technology Officer role. Mr. Kern’s responsibilities will be overseen by other members of the Company’s management team following the Initial Transition Date.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Transition Agreement by and between Marqeta, Inc. and Randy Kern, dated November 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: November 12, 2024	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer